                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) August 1, 2006

                                    SPSS Inc.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                     000-22194                36-2815480
(State or Other Jurisdiction of         (Commission            (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)

233 South Wacker Drive, Chicago, Illinois                               60606
 (Address of Principal Executive Offices)                             (Zip Code)

                                 (312) 651-3000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 1, 2006, SPSS Inc. held its publicly available second quarter 2006 Earnings Conference Call, a transcript of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The conference call discussed the Company's results for its fiscal quarter ended June 30, 2006 and included, among other things, a discussion of the Earnings Release issued by SPSS on August 1, 2006 and filed as Exhibit 99.1 to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2006.

     The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by SPSS under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

99.1   Transcript of SPSS Inc. Second Quarter 2006 Earnings Conference Call,
       August 1, 2006, 5:00 p.m. (CT) (furnished pursuant to Item 2.02).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPSS INC.


                                        By: /s/ Raymond H. Panza
                                            ------------------------------------
                                            Raymond H. Panza
                                            Executive Vice President, Corporate
                                            Operations, Chief Financial Officer
Dated: August 3, 2006                       and Secretary


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